UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 2, 2004
                Date of Report (Date of earliest event reported)

                              --------------------
                          SIGMATRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                0-23248                36-3918470
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation)                       File Number)            Identification No.)

             2201 Landmeier Road, Elk Grove Village, Illinois 60007
               (Address of principal executive offices) (Zip Code)

                                 (847) 956-8000
              (Registrant's telephone number, including area code)

                              --------------------
                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.        Other Events and Regulation FD Disclosure.

     On September 2, 2004, SigmaTron International, Inc. (the "Company") issued a press release announcing the Company's acquisition of the remaining interest in its affiliate SMT Unlimited, L.P. ("SMTU"). The acquisition has resulted in SMTU becoming a wholly-owned subsidiary of the Company. The press release is filed herewith as Exhibit 99.1.



ITEM 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits

Exhibit No.                Description
------------               -----------------------------------------------------
Exhibit 99.1               Press release issued by SigmaTron International,
                           Inc., dated September 2, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SIGMATRON INTERNATIONAL, INC.

Date:    September 2, 2004           By:      /s/ Gary R. Fairhead
                                              Name: Gary R. Fairhead
                                             Title: President and
                                                    Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
------------               -----------------------------------------------------

Exhibit 99.1 Press release issued by SigmaTron International, Inc., dated September 2, 2004.